UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

International Business Machines Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 27, 2021. Meeting Information INTERNATIONAL BUSINESS MACHINES Meeting Type: Annual Meeting CORPORATION For holders as of: February 26, 2021 Date: April 27, 2021 Time: 10:00 a.m. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/IBM2021 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/IBM2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). INTERNATIONAL BUSINESS MACHINES CORPORATION You are receiving this communication because you hold shares in 1 NEW ORCHARD ROAD, MD 325 the company named above. ARMONK, NY 10504 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P47772 proxy See the materials reverse and side voting of this instructions. notice to obtain D37757—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF MEETING PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded. Please make the request as instructed above on or before April 13, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote by 11:59 p.m. Eastern Time on April 26, 2021, for shares held directly and by 11:59 p.m. Eastern Time P47772—on April 25, 2021, for shares held in the 401(k) Plus Plan. During The Meeting: D37758 Go to www.virtualshareholdermeeting.com/IBM2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

IBM's Directors recommend a vote FOR each director (please mark your vote for each director separately).

1. Election of Directors for a Term of One Year

Nominees:

1a. Thomas Buberl

1b. Michael L. Eskew

1c. David N. Farr

1d. Alex Gorsky

1e. Michelle J. Howard

1f. Arvind Krishna

1g. Andrew N. Liveris

1h. F. William McNabb III

1i. Martha E. Pollack

1j. Joseph R. Swedish

1k. Peter R. Voser

1l. Frederick H. Waddell

IBM's Directors recommend a vote FOR proposals 2 and 3.

2. Ratification of Appointment of Independent Registered Public Accounting Firm.

3. Advisory Vote on Executive Compensation.

IBM's Directors recommend a vote AGAINST proposals 4 and 5.

4. Stockholder Proposal to Have an Independent Board Chairman.

5. Stockholder Proposal on the Right to Act by Written Consent.

IBM's Directors recommend a vote FOR proposal 6.

6. Stockholder Proposal Requesting the Company Publish Annually a Report Assessing its Diversity, Equity and Inclusion Efforts.

D37759-P47772